As filed with the Securities and Exchange Commission on November 29, 1999

                                             1933 Act Registration No. 33-63467
                                             1940 Act Registration No. 811-7365

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                    ------

         Post-Effective Amendment No.   5
                                     ------

                                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         --------

         Amendment No.   7                                              --------
                      ------


                              KEMPER HORIZON FUND
                              -------------------
              (Exact name of Registrant as Specified in Charter)

              222 South Riverside Plaza, Chicago, Illinois 60606
              --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           -------------
                              Philip J. Collora,
                         Vice President and Secretary
                              Kemper Horizon Fund
              222 South Riverside Plaza, Chicago, Illinois 60606
              --------------------------------------------------
                    (Name and Address of Agent for Service)

                                With a copy to:

                               Cathy G. O'Kelly
                                David A. Sturms
                       Vedder, Price, Kaufman & Kammholz
               222 North LaSalle Street, Chicago, Illinois 60601
               -------------------------------------------------

It is proposed that this filing will become effective

                    Immediately upon filing pursuant to paragraph (b)
           --------

              X     On December 1, 1999 pursuant to paragraph (b)
           --------

                    60 days after filing pursuant to paragraph (a)(1)
           --------

                    On (date) pursuant to paragraph (a)(1)
           --------

                    75 days after filing pursuant to paragraph (a)(2)
           --------

                    On (date) pursuant to paragraph (a)(2) of Rule 485
           --------

         If appropriate, check the following:

         This post-effective amendment designates a new effective date for a previously filed post- Effective amendment

                              KEMPER HORIZON FUNDS

                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 1, 1999

                    -------------------------------------------

                                 CLASS I SHARES

                    -------------------------------------------

                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO

                    -------------------------------------------

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The following information supplements the indicated sections of the prospectus.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees: Fees paid directly from your investment.

                  Maximum
                   Sales       Maximum
                   Charge      Deferred
                   (Load)       Sales        Maximum     Redemption
                 Imposed on     Charge    Sales Charge   Fee (as %
                 Purchases      (Load)         on        of amount
                 (as a % of   (as a % of   Reinvested    redeemed,
                 offering     redemption   Dividends/        if       Exchange
                   price)     proceeds)   Distributions  applicable     Fee
                   ------     ---------   -------------  ----------     ---

Kemper Horizon
20+ Portfolio       None         None         None          None        None

Kemper Horizon
10+ Portfolio       None         None         None          None        None

Kemper Horizon
5 Portfolio         None         None         None          None        None

Annual fund operating expenses: Expenses that are deducted from fund assets.

                  Investment      Distribution     Other     Total annual fund
                management fee    (12b-1) fees   expenses*  operating expenses
                --------------    ------------   ---------  ------------------

Kemper
Horizon 20+
Portfolio          0.57%              None        0.35%           0.92%

Kemper
Horizon 10+
Portfolio          0.57%              None        0.52%           1.09%

Kemper
Horizon 5
Portfolio          0.57%              None        0.58%           1.15%

* "Other Expenses" are restated to reflect current shareholder servicing fees.

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                    1 Year        3 Years        5 Years        10 Years
                    ------        -------        -------        --------
 Kemper
 Horizon 20+
 Portfolio             $94           $293           $509          $1131

 Kemper
 Horizon 10+
 Portfolio            $111           $347           $601          $1329

 Kemper
 Horizon 5
 Portfolio            $117           $365           $633          $1398

FINANCIAL HIGHLIGHTS

Kemper Horizon 20+ Portfolio

                                                                     April 8
                                 Year ended July 31,                 to July
                            ----------------------------               31,
CLASS I                          1999        1998       1997          1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                       $13.62       12.96       9.73       10.03
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .27         .17        .19         .07
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                      .46        1.09       3.17        (.37)
--------------------------------------------------------------------------------
Total from investment
operations                         .73        1.26       3.36        (.30)
--------------------------------------------------------------------------------
Less dividends
  Distribution from net
  investment income                .17         .12        .13          --
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                    .02         .48         --          --
--------------------------------------------------------------------------------
Total dividends                    .19         .60        .13          --
--------------------------------------------------------------------------------
Net asset value, end of
period                          $14.16       13.62      12.96        9.73
--------------------------------------------------------------------------------
Total return (not annualized)     5.43%      10.29      34.84       (2.99)
--------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
Expenses                           .84%        .85       1.04         .73
--------------------------------------------------------------------------------
Net investment income             2.01%       1.64       1.73        2.32
--------------------------------------------------------------------------------


                                                                  Dec. 29, 1995
                                       Year ended July 31,          to July 31,
                              -----------------------------------
                                 1999        1998       1997          1996
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
(in thousands)                  $136,971    110,076     62,673        18,251
--------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                       72%          44        130         122
--------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

                                                                    April 8
                                  Year ended July 31,              to July 31,
                              -----------------------------------
CLASS I                          1999        1998       1997          1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                       $12.46       11.97       9.57        9.83
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .36         .35        .26         .09
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                      .36         .84       2.40        (.26)
--------------------------------------------------------------------------------
Total from investment
operations                         .72        1.19       2.66        (.17)
--------------------------------------------------------------------------------
Less dividends
  Distribution from net
  investment income                .31         .29        .26         .09
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                    .11         .41         --          --
--------------------------------------------------------------------------------
Total dividends                    .42         .70        .26         .09
--------------------------------------------------------------------------------
Net asset value, end of
period                          $12.76       12.46      11.97        9.57
--------------------------------------------------------------------------------
Total return (not annualized)     5.86%      10.47      28.09       (1.74)
--------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
Expenses                          1.07%        .99       1.06         .73
--------------------------------------------------------------------------------
Net investment income             3.10%       2.75       2.81        3.21
--------------------------------------------------------------------------------


                                                                  Dec. 29, 1995
                                     Year ended July 31,            to July 31,
                              -----------------------------------
                                 1999        1998       1997          1996
--------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
(in thousands)                 $138,110    111,687     63,400        18,912
--------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                      64%          37        126          87
--------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

                                                                     April 8
                                   Year ended July 31,             to July 31,
                              -----------------------------------
CLASS I                          1999        1998       1997          1996
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning
of period                       $11.28       11.06       9.58        9.69
--------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .41         .41        .32         .08
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                      .18         .47       1.49        (.11)
--------------------------------------------------------------------------------
Total from investment
operations                         .59         .88       1.81        (.03)
--------------------------------------------------------------------------------
Less dividends
  Distribution from net
  investment income                .44         .39        .33         .08
--------------------------------------------------------------------------------
  Distribution from net
  realized gain                    .12         .27         --          --
--------------------------------------------------------------------------------
Total dividends                    .56         .66        .33         .08
--------------------------------------------------------------------------------
Net asset value, end of
period                          $11.31       11.28      11.06        9.58
--------------------------------------------------------------------------------
Total return (not annualized)     5.47%       8.29      19.27        (.31)
--------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
Expenses                          1.13%       1.03       1.20         .73
--------------------------------------------------------------------------------
Net investment income             3.75%       3.89       3.61        4.11
--------------------------------------------------------------------------------


                                                                  Dec. 29, 1995
                                     Year ended July 31,            to July 31,
                              -----------------------------------
                                 1999        1998       1997          1996
--------------------------------------------------------------------------------
Supplemental data for allocation
Net assets at end of period
(in thousands)                  $59,953     55,335     30,700        10,831
--------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                       58%          43        150          57
--------------------------------------------------------------------------------

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.






December 1, 1999

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)



December 1, 1999

Prospectus



                                                   KEMPER ASSET ALLOCATION FUNDS

                                                    Kemper Horizon 20+ Portfolio

                                                    Kemper Horizon 10+ Portfolio

                                                      Kemper Horizon 5 Portfolio

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.
                                                             [LOGO] KEMPER FUNDS

HOW THE                    INVESTING IN
FUNDS WORK                 THE FUNDS

  2 Kemper Horizon 20+      28 Choosing A Share
    Portfolio                  Class

  8 Kemper Horizon 10+      33 How To Buy Shares
    Portfolio

 14 Kemper Horizon 5        34 How To Exchange Or
    Portfolio                  Sell Shares

 20 Other Policies And      35 Policies You Should
    Risks                      Know About

 22 Financial Highlights    41 Understanding
                               Distributions And
                               Taxes

How the funds work

The three funds in this prospectus use an asset allocation strategy. All three funds invest in stocks and bonds, but in different proportions. As their names suggest, each fund is designed for investors with a particular time horizon in mind, from relatively short-term to relatively long-term.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KHOAX  B) KHOBX  C) KHOCX






Kemper
Horizon 20+ Portfolio



FUND GOAL To seek growth of capital, with income a secondary goal.


Fund's Main Strategy

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Net assets in fixed-income securities          20%

Net assets in equity securities:               80%
  40% in large cap U.S.
  16% in small cap U.S.
  24% in foreign

The Fund's Main Strategy


The fund normally allocates assets as shown in the "Fund's Main Strategy" pie chart.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country.

Fixed-income portion. This portion is divided among government and agency securities, corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be in the top four credit grades, with an average credit quality within the top two credit grades.

Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and 3.5 years, with an average of approximately 2.5 years.

--------------------------------------------------------------------------------
ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Fund


There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies, which often don't have the broad business lines or financial resources to weather hard times.

Foreign stocks tend to be more volatile than their American counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, there is the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.


Because the fund invests some of its assets in bonds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the fund's bond component means that its performance could be hurt somewhat by poor performance in the bond market or from the particular bonds it owns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o bond prices could be hurt by rising interest rates or declines in credit quality

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may make sense for investors with a time horizon of 20 years or longer who want an investment that uses an asset allocation strategy to pursue growth and manage risk.

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996       15.11
1997       18.90
1998       10.98


Best quarter: 14.22%, Q4 1998         YTD return as of 9/30/1999: -1.10%
Worst quarter: -12.85%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                             Since 12/31/97   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                      4.63%            12.66%
------------------------------------------------------------------------------
Class B                                      7.23             13.40
------------------------------------------------------------------------------
Class C                                      9.97             13.87
------------------------------------------------------------------------------
Index 1                                      28.58            28.23*
------------------------------------------------------------------------------
Index 2                                      9.47             7.33*
--------------------------------------------------------------------------------
*   Since 12/31/95

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
-------------------------------------------------------------------------------
Management Fee                                    0.57%    0.57%     0.57%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  1.41     1.33      1.71
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.98     2.65      3.03
------------------------------------------------------------------------------

* Only on shares bought without sales charge and sold within a year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect current shareholder servicing fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $764      $1,161       $1,581      $2,749
------------------------------------------------------------------------------
Class B shares                    668       1,123        1,605       2,673
------------------------------------------------------------------------------
Class C shares                    406         936        1,591       3,346
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $764      $1,161       $1,581      $2,749
------------------------------------------------------------------------------
Class B shares                    268         823        1,405       2,673
------------------------------------------------------------------------------
Class C shares                    306         936        1,591       3,346
------------------------------------------------------------------------------

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.57% of average daily net assets.

FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Robert D. Tymoczko           Almond G. Goduti
                     Lead Portfolio Manager       Portfolio Manager
                     o  Began investment career   o  Began investment career
                        in 1996                      in 1985
                     o  Joined the advisor in     o  Joined the advisor in
                        1997                         1996
                     o  Joined the fund team      o  Joined the fund team
                        in 1999                      in 1999

                     Shahram Tajbakhsh            Josephine Chu
                     Portfolio Manager            Portfolio Manager
                     o  Began investment career   o  Began investment career
                        in 1991                      in 1996
                     o  Joined the advisor in     o  Joined the advisor in
                        1996                         1997
                     o  Joined the fund team      o  Joined the fund team
                        in 1999                      in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

TICKER SYMBOLS  CLASS: A) KHRAX  B) KHRBX  C) KHRCX

Kemper
Horizon 10+ Portfolio

FUND GOAL To seek a balance between growth of capital and income, consistent with moderate risk.

Fund's Main Strategy

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Net assets in fixed-income securities          40%

Net assets in equity securities:               60%
  28% in large cap U.S.
  14% in small cap U.S.
  18% in foreign

The Fund's Main Strategy


The fund normally allocates assets as shown in the "Fund's Main Strategy" pie chart.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country.

Fixed-income portion. This portion is divided among government and agency securities (including mortgage and asset-backed securities), corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be in the top four credit grades, with an average credit quality within the top two credit grades.

Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and 3.5 years, with an average of approximately 2.5 years.

--------------------------------------------------------------------------------
ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Fund


There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their American counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.


The fund is also affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates fall. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o  a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Investors who are looking for a balanced portfolio of stock and bond investments and whose time horizon is approximately ten or more years may be interested in this fund.

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out. For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996       12.30
1997       15.98
1998       12.39


Best quarter: 10.44%, Q4 1998         YTD return as of 9/30/1999: 0.38%
Worst quarter: -7.77%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                             Since 12/31/97   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                      5.96%            11.29%
------------------------------------------------------------------------------
Class B                                      8.36             12.05
------------------------------------------------------------------------------
Class C                                      11.38            12.50
------------------------------------------------------------------------------
Index 1                                      28.58            28.23*
------------------------------------------------------------------------------
Index 2                                      9.47             7.33*
------------------------------------------------------------------------------
*   Since 12/31/95

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                       Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.57%    0.57%     0.57%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.95     1.07      1.29
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.52     2.39      2.61
------------------------------------------------------------------------------

* Only on shares bought without sales charge and sold within a year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect current shareholder servicing fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $721      $1,028       $1,356      $2,283
------------------------------------------------------------------------------
Class B shares                    642       1,045        1,475       2,311
------------------------------------------------------------------------------
Class C shares                    364         811        1,385       2,944
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $721      $1,028       $1,356      $2,283
------------------------------------------------------------------------------
Class B shares                    242         745        1,275       2,311
------------------------------------------------------------------------------
Class C shares                    264         811        1,385       2,944
------------------------------------------------------------------------------

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.57% of average daily net assets.


                         FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Robert D. Tymoczko          Almond G. Goduti
                     Lead Portfolio Manager      Portfolio Manager
                     o  Began investment career  o  Began investment
                        in 1996                     career in 1985
                     o  Joined the advisor       o  Joined the advisor
                        in 1997                     in 1996
                     o  Joined the fund team     o  Joined the fund team
                        in 1999                     in 1999

                     Shahram Tajbakhsh           Josephine Chu
                     Portfolio Manager           Portfolio Manager
                     o  Began investment career  o  Began investment
                        in 1991                     career in 1996
                     o  Joined the advisor       o  Joined the advisor
                        in 1996                     in 1997
                     o  Joined the fund team     o  Joined the fund team
                        in 1999                     in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

TICKER SYMBOLS  CLASS: A) KHZAX  B) KHZBX  C) KHZCX

Kemper
Horizon 5 Portfolio


FUND GOAL To seek income consistent with capital preservation; growth of capital is a secondary goal.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Fund's Main Strategy

Net assets in equity securities:               40%
  19.6% in large cap U.S.
  8.4% in small cap U.S.
  12% in foreign

Net assets in fixed-income securities          60%

The Fund's Main Strategy

The fund normally allocates assets as shown by the "Fund's Main Strategy" pie chart.

Fixed-income portion. This portion is divided among government and agency securities, corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be in the top four credit grades, with an average credit quality within the top two credit grades.

Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and 3.5 years, with an average of approximately 2.5 years.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country.

ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Fund


There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The fund is affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates fall. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

The fund is also affected by how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.


Foreign stocks tend to be more volatile than their American counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o  a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Investors who are about five years away from their financial goals, or who want a fund that takes a more conservative asset allocation, may want to consider this fund.

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out. For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996        9.43
1997       11.82
1998       10.00


Best quarter: 7.46%, Q4 1998          YTD return as of 9/30/1999: 0.73%
Worst quarter: -4.77%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                             Since 12/31/97   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                      3.70%            8.22%
------------------------------------------------------------------------------
Class B                                      6.38             9.15
------------------------------------------------------------------------------
Class C                                      9.51             9.68
------------------------------------------------------------------------------
Index 1                                      28.58            28.23*
------------------------------------------------------------------------------
Index 2                                      9.47             7.33*
------------------------------------------------------------------------------
*   Since 12/31/95

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                       Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.57%    0.57%     0.57%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  1.12     0.96      1.28
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.69     2.28      2.60
------------------------------------------------------------------------------

* Only on shares bought without sales charge and sold within a year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect current shareholder servicing fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $737      $1,077       $1,440      $2,458
------------------------------------------------------------------------------
Class B shares                    631       1,012        1,420       2,433
------------------------------------------------------------------------------
Class C shares                    363         808        1,380       2,934
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $737      $1,077       $1,440      $2,458
------------------------------------------------------------------------------
Class B shares                    231         712        1,220       2,433
------------------------------------------------------------------------------
Class C shares                    263         808        1,380       2,934
------------------------------------------------------------------------------

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.57% of average daily net assets.


FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Robert D. Tymoczko           Almond G. Goduti
                     Lead Portfolio Manager       Portfolio Manager
                     o  Began investment career   o  Began investment career
                        in 1996                      in 1985
                     o  Joined the advisor in     o  Joined the advisor in
                        1997                         1996
                     o  Joined the fund team      o  Joined the fund team
                        in 1999                      in 1999

                     Shahram Tajbakhsh            Josephine Chu
                     Portfolio Manager            Portfolio Manager
                     o  Began investment career   o  Began investment career
                        in 1991                      in 1996
                     o  Joined the advisor in     o  Joined the advisor in
                        1996                         1997
                     o  Joined the fund team      o  Joined the fund team
                        in 1999                      in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments. With derivatives there is a risk that they could produce disproportionate losses.


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Year 2000 and euro readiness


Like all mutual funds, these funds could be affected by the inability of some computer systems to recognize the year 2000. Also, because they invest in foreign securities, the funds could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper has readiness programs designed to address these problems, and has researched the readiness of suppliers and business partners as well as issuers of securities the funds own. Still, there's some risk that one or both of these problems could materially affect a fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Horizon 20+ Portfolio


Class A
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $13.48   $12.89    $9.72    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .13      .04      .12      .18
------------------------------------------------------------------------------
  Net realized and unrealized gain            .44     1.07     3.15      .04
------------------------------------------------------------------------------
  Total from investment operations            .57     1.11     3.27      .22
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .02      .04      .10       --
------------------------------------------------------------------------------
  Distribution from net realized gain         .02      .48       --       --
------------------------------------------------------------------------------
  Total dividends                             .04      .52      .10       --
------------------------------------------------------------------------------
Net asset value, end of period             $14.01   $13.48   $12.89    $9.72
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.21     9.04    33.90     2.32
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 1.90     2.00     1.69     1.48
------------------------------------------------------------------------------
Net investment income (%)                     .95      .49     1.08     1.51
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996

Class B
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $13.28   $12.79    $9.65    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                .03     (.03)     .03      .11
------------------------------------------------------------------------------
  Net realized and unrealized gain            .43     1.00     3.15      .04
------------------------------------------------------------------------------
  Total from investment operations            .46      .97     3.18      .15
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income      --       --      .04       --
------------------------------------------------------------------------------
  Distribution from net realized gain         .02      .48       --       --
------------------------------------------------------------------------------
  Total dividends                             .02      .48      .04       --
------------------------------------------------------------------------------
Net asset value, end of period             $13.72   $13.28   $12.79    $9.65
------------------------------------------------------------------------------
Total return (not annualized) (%)            3.55     7.98    33.01     1.58
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 2.61     2.79     2.47     2.26
------------------------------------------------------------------------------
Net investment income (loss) (%)              .24     (.30)     .30      .73
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996


Class C
------------------------------------------------------------------------------
Years ended July 31,                        1999      1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period      $13.29    $12.80    $9.67    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)              (.01)     (.05)     .04      .13
------------------------------------------------------------------------------
  Net realized and unrealized gain           .44      1.02     3.13      .04
------------------------------------------------------------------------------
  Total from investment operations           .43       .97     3.17      .17
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     --        --      .04       --
------------------------------------------------------------------------------
  Distribution from net realized gain        .02       .48       --       --
------------------------------------------------------------------------------
  Total dividends                            .02       .48      .04       --
------------------------------------------------------------------------------
Net asset value, end of period            $13.70    $13.29   $12.80    $9.67
------------------------------------------------------------------------------
Total return (not annualized) (%)           3.24      7.97    32.80     1.79
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                2.88      3.03     2.48     2.23
------------------------------------------------------------------------------
Net investment income (loss) (%)           (.03)     (.54)      .29      .76
------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------
Net assets at end of period               $59,953   55,335   30,700   10,831
(in thousands)
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)      58        43      150       57
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996

Kemper Horizon 10+ Portfolio

Class A
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $12.49   $12.01    $9.60    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .31      .24      .25      .20
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .35      .87     2.36     (.04)
------------------------------------------------------------------------------
  Total from investment operations            .66     1.11     2.61      .16
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .25      .22      .20      .06
------------------------------------------------------------------------------
  Distribution from net realized gain         .11      .41       --       --
------------------------------------------------------------------------------
  Total dividends                             .36      .63      .20      .06
------------------------------------------------------------------------------
Net asset value, end of period             $12.79   $12.49   $12.01    $9.60
------------------------------------------------------------------------------
Total return (not annualized) (%)            5.37     9.75    27.43     1.70
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 1.46     1.48     1.51     1.48
------------------------------------------------------------------------------
Net investment income (%)                    2.47     2.26     2.36     2.40
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996



Class B
--------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $12.48   $12.00    $9.60    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .20      .15      .16      .17
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .35      .86     2.35     (.04)
------------------------------------------------------------------------------
  Total from investment operations            .55     1.01     2.51      .13
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .14      .12      .11      .03
------------------------------------------------------------------------------
  Distribution from net realized gain         .11      .41       --       --
------------------------------------------------------------------------------
  Total dividends                             .25      .53      .11      .03
------------------------------------------------------------------------------
Net asset value, end of period             $12.78   $12.48   $12.00    $9.60
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.46     8.85    26.25     1.38
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 2.34     2.36     2.36     2.26
------------------------------------------------------------------------------
Net investment income (%)                    1.59     1.38     1.51     1.62
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996

Class C
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $12.44   $11.98    $9.60    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .18      .14      .14      .17
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .35      .87     2.34     (.04)
------------------------------------------------------------------------------
  Total from investment operations            .53     1.01     2.48      .13
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .13      .14      .10      .03
------------------------------------------------------------------------------
  Distribution from net realized gain         .11      .41       --       --
------------------------------------------------------------------------------
  Total dividends                             .24      .55      .10      .03
------------------------------------------------------------------------------
Net asset value, end of period             $12.73   $12.44   $11.98    $9.60
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.29     8.83    25.97     1.39
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 2.50     2.39     2.61     2.23
------------------------------------------------------------------------------
Net investment income (%)                    1.43     1.35     1.26     1.65
------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------
Net assets at end of period (in thousands) $59,953  55,335   30,700   10,831
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)       58       43      150       57
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996


Kemper Horizon 5 Portfolio


Class A
--------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $11.26   $11.06    $9.57    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .38      .35      .34      .25
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .17      .47     1.45     (.07)
------------------------------------------------------------------------------
  Total from investment operations            .55      .82     1.79      .18
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .38      .35      .30      .11
------------------------------------------------------------------------------
  Distribution from net realized gain         .12      .27       --       --
------------------------------------------------------------------------------
  Total dividends                             .50      .62      .30      .11
------------------------------------------------------------------------------
Net asset value, end of period             $11.31   $11.26   $11.06    $9.57
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.94     7.74    19.02     1.84
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 1.54     1.64     1.51     1.48
------------------------------------------------------------------------------
Net investment income (%)                    3.34     3.28     3.30     3.20
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996

Class B
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $11.28   $11.06    $9.57    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .30      .30      .27      .21
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .16      .47     1.44     (.07)
------------------------------------------------------------------------------
  Total from investment operations            .46      .77     1.71      .14
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .31      .28      .22      .07
------------------------------------------------------------------------------
  Distribution from net realized gain         .12      .27       --       --
------------------------------------------------------------------------------
  Total dividends                             .43      .55      .22      .07
------------------------------------------------------------------------------
Net asset value, end of period             $11.31   $11.28   $11.06    $9.57
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.24     7.27    18.15     1.44
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 2.20     2.17     2.15     2.26
------------------------------------------------------------------------------
Net investment income (%)                    2.68     2.75     2.66     2.42
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996



Class C
------------------------------------------------------------------------------
Years ended July 31,                         1999     1998     1997   1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period       $11.27   $11.07    $9.57    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                       .28      .28      .28      .21
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .18      .47     1.43     (.07)
------------------------------------------------------------------------------
  Total from investment operations            .46      .75     1.71      .14
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net investment income     .31      .28      .21      .07
------------------------------------------------------------------------------
  Distribution from net realized gain         .12      .27       --       --
------------------------------------------------------------------------------
  Total dividends                             .43      .55      .21      .07
------------------------------------------------------------------------------
Net asset value, end of period             $11.30   $11.27   $11.07    $9.57
------------------------------------------------------------------------------
Total return (not annualized) (%)            4.20     7.10    18.13     1.45
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                 2.39     2.18     2.16     2.23
------------------------------------------------------------------------------
Net investment income (%)                    2.49     2.74     2.65     2.45
------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------
Net assets at end of period (in thousands) $59,953  55,335   30,700   10,831
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)       58       43      150       57
------------------------------------------------------------------------------

(a) December 29, 1995 to July 31, 1996

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or other investment provider, such as a workplace retirement plan.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                    Points to help you compare
--------------------------------------------------------------------------------

Class A

o  Sales charges of up to 5.75%,        o  Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see next page
o  In most cases, no charges when you
   sell shares                          o  Annual operating expenses are
                                           lower than those for Class B or
o  No distribution fee                     Class C

------------------------------------------------------------------------------

Class B
o  No charges when you buy shares       o  The deferred sales charge rate
                                           falls to zero after six years
o  Deferred sales charge of up to
   4.00%, charged when you sell shares  o  Shares automatically convert to
   you bought within the last six years    Class A after six years after
                                           purchase, which means lower annual
o  0.75% distribution fee                  expenses going forward


------------------------------------------------------------------------------

Class C

o  No charges when you buy shares       o  The deferred sales charge rate is
                                           lower, but your shares never convert
o  Deferred sales charge of 1.00%,         to Class A, so annual expenses
   charged when you sell shares you        remain higher
   bought within the last year

o  0.75% distribution fee

------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:



                     Your investment       Sales charge     Sales charge
                                           as a % of        as a % of your
                                           offering price   net investment
                     ---------------------------------------------------------
                     Up to $50,000         5.75%            6.10%
                     ---------------------------------------------------------
                     $50,000-$99,999       4.50             4.71
                     ---------------------------------------------------------
                     $100,000-$249,999     3.50             3.63
                     ---------------------------------------------------------
                     $250,000-$499,999     2.60             2.67
                     ---------------------------------------------------------
                     $500,000-$999,999     2.00             2.04
                     -----------------------------------------------------------
                     $1 million or more    See below and next page
                     -----------------------------------------------------------


The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o  investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


                     Year after you bought shares   CDSC on shares you sell
                     -----------------------------------------------------------
                     First year                     4.00%
                     -----------------------------------------------------------
                     Second or third year           3.00
                     -----------------------------------------------------------
                     Fourth or fifth year           2.00
                     -----------------------------------------------------------
                     Sixth year                     1.00
                     -----------------------------------------------------------
                     Seventh year and later         None (automatic conversion
                                                    to Class A)
                     -----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can be a logical choice for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


                     Year after you bought shares    CDSC on shares you sell
                     ----------------------------------------------------------
                     First year                      1.00%
                     ----------------------------------------------------------
                     Second year and later           None
                     ----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
First investment                        Additional investments
------------------------------------------------------------------------------
$1,000 or more for regular accounts     $100 or more for regular accounts

$250 or more for IRAs                   $50 or more for IRAs

                                        $50 or more with an Automatic
                                        Investment Plan
------------------------------------------------------------------------------
Through a financial representative

o  Contact your representative using    o  Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------
By mail or express mail (see below)

o  Fill out and sign an application     o  Send a check and a Kemper
                                           investment slip to us at the
o  Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                o  If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
------------------------------------------------------------------------------
By wire

o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
By phone

--                                      o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
With an automatic investment plan

--                                      o  To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------
On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered, or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 800-818-7526 (for exchanging and selling only)

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.


--------------------------------------------------------------------------------
Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account    Some transactions, including most
                                        for over $50,000, can only be
$100 or more for exchanges between      ordered in writing with a signature
existing accounts                       guarantee; if you're in doubt, see
                                        page 37
------------------------------------------------------------------------------
Through a financial representative

o  Contact your representative by the   o  Contact your representative by
   method that's most convenient for you   the method that's most convenient
                                           for you
------------------------------------------------------------------------------
By phone or wire

o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 forinstructions
------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:           Write a letter that includes:

o  the fund, class and account number   o  the fund, class and account
   you're exchanging out of                number from which you want to sell
                                           shares
o  the dollar amount or number of
   shares you want to exchange          o  the dollar amount or number of
                                           shares you want to sell
o  the name and class of the fund you
   want to exchange into                o  your name(s), signature(s) and
                                           address, as they appear on your
o  your name(s), signature(s) and          account
   address, as they appear on your
   account                              o  a daytime telephone number

o  a daytime telephone number
------------------------------------------------------------------------------
With a systematic exchange plan         With a systematic withdrawal plan

o  To set up regular exchanges from a   o  To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------
On the Internet
o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because your shares can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o  the death or disability of an account owner (including a joint owner)

o  withdrawals made through a systematic withdrawal plan

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take of advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes are not available when you are selling recently purchased shares.

How the funds calculate share price for each fund

In this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
   -------------------------------------  = NAV
    TOTAL NUMBER OF SHARES OUTSTANDING


For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


                     Generally taxed at ordinary income rates
                     -------------------------------------------------------
                     o  short-term capital gains from selling fund shares
                     -------------------------------------------------------
                     o  income dividends you receive from a fund
                     -------------------------------------------------------
                     o  short-term capital gains distributions received from a
                        fund
                     -------------------------------------------------------

                     Generally taxed at capital gains rates
                     -------------------------------------------------------
                     o  long-term capital gains from selling fund shares
                     -------------------------------------------------------
                     o  long-term capital gains distributions received from a
                        fund
                     -------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

Notes

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household.For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048



SEC File Numbers
Kemper Horizon Fund 811-07365




PRINCIPAL UNDERWRITER
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS

Long-term investing in a short-term world(SM)

                               KEMPER HORIZON FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999


                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the portfolios (the "Portfolios") of the Kemper Horizon Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated December 1, 1999. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS................................................2

INVESTMENT POLICIES AND TECHNIQUES.....................................3


PORTFOLIO TRANSACTIONS................................................16

INVESTMENT MANAGER AND UNDERWRITER....................................17


PURCHASE AND REDEMPTION OF SHARES.....................................23


DIVIDENDS AND TAXES...................................................25


OFFICERS AND TRUSTEES.................................................31

SHAREHOLDER RIGHTS....................................................34

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS.......................36




The financial statements appearing in the Fund's Annual Report to Shareholders dated July 31, 1999 are incorporated herein by reference. The Report for the Fund accompanies this document.

INVESTMENT RESTRICTIONS


Each Portfolio has adopted certain fundamental investment restrictions that, together with its investment objective and any fundamental policies, cannot be changed without approval of a majority of the outstanding voting shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.

Each Series may not, as a fundamental policy:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issuer senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as the term is used in Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interest therein, except that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;


         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory having jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for each Fund by its Board without a vote of the shareholders:


         (1) purchase securities of any issuer (other than obligation of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of its assests would be invested in securities of that issuer. To the extent a Portfolio invests in loan participations, the Portfolio, as a non-fundamental policy, considers both the lender and the borrower to be an issuer of such loan participation;

         (2) purchase more than 10% of any class of voting securities of any issuer;

         (3) pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure permitted borrowings. (The collateral arrangements with respect to the options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or encumbrances.);

         (4) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Portfolio may make margin deposits in connection with options and financial futures transactions;


         (5) make short sales of securities or maintain a short position for its account unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Portfolio's total assets is held as collateral for such sales at any one time; and


         (6)      invest in real estate limited partnerships.


Master/feeder fund structure. The Board of Trustees of the Kemper Horizon 5 Portfolio and the Kemper Horizon 20+ Portfolio has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES


Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have traditionally offered a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Illiquid Securities. The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The absence of a trading market can make it difficult to ascertain a market value for these instruments. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. A security is deemed illiquid if so determined pursuant to procedures adopted by the Board of Trustees.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses.

The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


FOREIGN SECURITIES. Each Portfolio normally invests a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Portfolio may also invest in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. For purposes of the allocation between U.S. and international securities, ADRs are viewed as U.S. securities. In connection with its foreign securities investments, each Portfolio may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.


Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Emerging Markets. While each Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for such securities in emerging markets may not be readily available. In that case, securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.


DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Each Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security


PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked upon privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

OPTIONS AND FUTURES. Each Portfolio may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. Each Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.


Options on securities. Each Portfolio may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. Each Portfolio may write "covered" put options provided that, as long as the Portfolio is obligated as a writer of a put option, the Portfolio will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Portfolio to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Portfolio would like to establish a position in a security upon which call options are available. By purchasing a call option, a Portfolio is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Portfolio is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.


During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.


Over-the-Counter options. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Portfolios may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Portfolio may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.


A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.


The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Portfolios have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Portfolios. A brief description of such procedures is set forth below.


A Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Board of Trustees of the Fund. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Portfolio. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.


The Portfolio anticipates entering into agreements with dealers to which a Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.


Options on Securities Indices. Each Portfolio may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.


When a Portfolio writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.


A Portfolio may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

Financial Futures Contracts. The Portfolios may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Portfolio will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Portfolio enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Portfolio's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.


There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Portfolio could lose money on the financial futures contracts and also on the value of its portfolio assets.

Options of Financial Futures Contracts. A Portfolio may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Portfolio would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Portfolio will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.


DELAYED DELIVERY TRANSACTIONS. A Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Portfolio generally has the ability to close out or "roll over" a purchase obligation on or before the settlement date, rather than take delivery of the security.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase or a delayed delivery purchase, a Portfolio will maintain in a segregated account cash or liquid securities equal to the value of such contracts. A Portfolio will use cover in connection with selling a futures contract.

A Portfolio will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Portfolio holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Portfolios may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.


A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Portfolios may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Portfolio may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Portfolio. A Portfolio will not speculate in foreign currency exchange.


If a Portfolio retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Portfolio may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Portfolio expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


A Portfolio will not enter into forward contracts or maintain a net exposure in such contracts when the Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Portfolio generally does not enter into a forward contract with a term longer than one year.


REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Portfolio currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.


SHORT SALES AGAINST-THE-BOX. A Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. No Portfolio currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.


Fixed Income. The fixed income portion of each Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Portfolio will be comprised of U.S. Dollar denominated instruments.

Each portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in the Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower or non-rated securities. Ratings published by nationally recognized rating agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The fixed income portion of each Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the Fund's investment manager, provided that up to 10% of the fixed income portion of each Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows: Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.


After a Portfolio purchases a security, its quality level may fall below that at which it was purchased (i.e., downgraded). In such instance, the Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Other Considerations -- High Yield (High Risk) Bonds" below.


Each Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of the Portfolio is approximately 2.5 years, although it may range from 1.5 to 3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by the Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.


OTHER CONSIDERATIONS -- HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, a Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies (i.e., junk bonds) or are non-rated. No Portfolio currently intends to invest more than 5% of its net assets in junk bonds. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix -- Ratings of Fixed Income Investments."

Collateralized Obligations. Each Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its net assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters.


Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.


In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired.

PORTFOLIO TRANSACTIONS

Allocation of brokerage is supervised by the Adviser.


The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services makingperformed and makes internal and external comparisons.


The Portfolio's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Portfolio in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Portfolio. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through SIS, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; SIS will place orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolio for this service.


Although certain research services from broker/dealers may be useful to the Portfolio and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.

The Trustees review, from time to time, whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal years ended July 31 1999, 1998 and 1997 respectively and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                                    Allocated to Firms Based on
   Portfolio        Fiscal 1999        Research in Fiscal 1999       Fiscal 1998      Fiscal 1997
   ---------        -----------        -----------------------       -----------      -----------

Horizon 20+                                                            $188,000        $137,000
Horizon 10+                                                            $141,000        $104,000
Horizon 5                                                               $52,000        $ 43,000

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement , Scudder Kemper acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and, effective January 1, 2000, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states ("Blue Sky expenses"). Prior to January 1, 2000, Kemper Distributors, Inc. ("KDI"), as principal underwriter, paid the Blue Sky expenses.

The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. The Fund's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. If additional Portfolios become subject to the investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio-by-Portfolio basis. Additional Portfolios may be subject to a different agreement.


At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Fund, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.


On September 7, 1998, Zurich Insurance Company ("Zurich") the majority owner of the Adviser, entered into an agreement with B.A.T. Industries p.l.c. ("B.A.T."), pursuant to which the financial services business of B.A.T. were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, theeach Fund'sexisting investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

Scudder Kemper is paid a monthly investment management fee, by each Portfolio, at the annual rates shown below.


       Average Daily Net Assets of a Portfolio           Management Fee Rates
       ---------------------------------------           --------------------

                  $0 - $250 million                             0.58%
                  $250 million - $1 billion                     0.55%
                  $1 billion - $2.5 billion                     0.53%
                  $2.5 billion - $5 billion                     0.51%
                  $5 billion - $7.5 billion                     0.48%
                  $7.5 billion - $10 billion                    0.46%
                  $10 billion - $12.5 billion                   0.44%
                  Over $12.5 billion                            0.42%

The table below shows investment management fees paid by each Portfolio for the fiscal year ended July 31, 1999, July 31, 1998 and
July 31 1997.


                Portfolio               Fiscal 1999            Fiscal 1998            Fiscal 1997
                ---------               -----------            -----------            -----------


               Horizon 20+                $713,000              495,000                225,000
               Horizon 10+                $732,000              495,000                234,000
               Horizon 5                  $333,000              242,000                130,000

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc.
("KDI"), a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class or a Portfolio at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class or a Portfolio may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class or the Portfolio, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by the Portfolio with respect to such class without approval by a majority of the outstanding voting securities of such class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Portfolio-by-Portfolio basis and for the Portfolio on a class by class basis.


Class A Shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the fiscal year ended July 31, 1999, July 31, 1998 and July 31, 1997.


                                                                   Commissions             Commissions
                                     Commissions Retained           KDI Paid               Paid to KDI
        Portfolio            Year            by KDI               to All Firms           Affiliated Firms
        ---------            ----            ------               ------------           ----------------


      Horizon 20+            1999           $18,000                  637,000                 0
                             1998           $26,000                  303,000                 0
                             1997           $23,000                  198,000                 0

      Horizon 10+            1999           $20,000                  546,000                 0
                             1998           $30,000                  300,000                 0
                             1997           $31,000                  219,000                 0

      Horizon 5              1999           $12,000                  271,000                 0
                             1998           $13,000                  156,000                 0
                             1997           $20,000                  127,000                 0

Class B Shares and Class C Shares. Each Portfolio has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of the investment and may cost more than other types of sales charges. Expenses of the Portfolios and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended July 31, 1998,1999, July 31, 1998 and July 31, 1997and are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                                       Portfolio Class B Shares
                                       ------------------------


                                    Horizon 20+          Horizon 10+                Horizon 5
                                    -----------          -----------                ---------
                          1999    1998      1997     1999     1998     1997     1999     1998     1997
                          ----    ----      ----     ----     ----     ----     ----     ----     ----
Distribution Fees Paid $413,648 305,000  148,000   365,457  265,000  141,000  180,042  150,000   90,000
----------------------
by Fund to KDI
--------------
Contingent Deferred    $142,315 72,000    20,000    93,073   49,000   19,000  52,033   20,000    14,000
Sales Charges to KDI
Total Commissions      $619,815 689,000  565,000   493,125  555,000  490,000  276,552  312,000  264,000
Paid by KDI to Firms
Distribution Fees Paid    0        0        0         0        0        0        0        0        0
 by KDI to Affiliated
Firms
Advertising and        $50,228  81,000   106,000    42,129   61,000   90,000  25,655   29,000    50,000
Literature

Other Distribution
Expenses Paid by KDI
Prospectus Printing     $6,405   6,000    8,000     5,299    5,000    6,000    3,153    2,000    4,000
Marketing and Sales    $131,022 162,000  260,000   109,887  128,000  223,000  66,540   62,000   122,000
Expenses
Misc. Operating        $29,268  41,000    43,000    26,018   38,000   38,000  21,417   27,000    29,000
Expenses
Interest Expenses       $194,510 149,000   80,000   169,735  131,000   75,000  83,641   79,000    49,000



                                              Portfolio Class C Shares
                                              ------------------------


                                   Horizon 20+               Horizon 10+               Horizon 5
                                   -----------               -----------               ---------
                          1999    1998      1997     1999     1998     1997     1999     1998     1997
                          ----    ----      ----     ----     ----     ----     ----     ----     ----
Distribution Fees Paid  $87,689  45,000    17,000   94,943   61,000   27,000   42,629   31,000    14,000
----------------------
by Fund to KDI
-------------
Contingent Deferred      $2,574   1,000      0      1,249    1,000     4,000    3,963    1,000    1,000
Sales Charges to KDI
Total Distribution Fees $89,757  60,000    22,000  102,425   70,000   24,000   46,981   34,000    15,000
Paid by KDI to Firms
Distribution Fees Paid    0        0        0        0        0         0        0        0        0
by KDI to Affiliated
   Firms
Distribution Fees Paid    0        0        0        0        0         0        0        0        0
by KDI to Affiliated
   Firms
Advertising and
Literature              $16,655  19,000    18,000   16,039   20,000   24,000    7,080   11,000    12,000

Other Distribution
Expenses Paid by KDI


Prospectus Printing     $2,135   1,000    1,000    2,016    1,000     2,000     875     1,000    1,000
Marketing and Sales    $44,765  27,000    44,000   42,660   40,000   58,000   18,808   22,000    28,000
Expenses
Misc. Operating        $16,499   7,000    15,000   15,323   10,000   16,000   12,100   19,000    14,000
Expenses
Interest Expenses       $18,693  12,000    5,000    19,902   13,000    6,000   12,441    8,000    4,000

ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. Each Portfolio pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of each Portfolio.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in each Portfolio account that it maintains and services attributable to Class A shares, commencing with the month after investment. For Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Portfolio for the fiscal year ended July 31, 1999, July 31, 1998 and July 31, 1997.



                                                                                          Service Fees    Service Fees
                                                                                            Paid by      Paid by KDI to
                       Portfolio      Year     Administrative Service Fees Paid by Fund   KDI to Firms  Affiliated Firms
                       ---------      ----     ----------------------------------------   ------------- ----------------
                                                  Class A        Class B      Class C
                                                  -------        -------      -------


                      Horizon 20+     1999           $82,305       83,683        18,577   184,559            0

                                      1998           $86,000      103,000        15,000   213,000            0
                                      1997           $34,000       49,000         5,000    96,000            0


                      Horizon 10+     1999           $97,180       73,398        19,578   190,150            0
                                      1998           $98,000       88,000        20,000   212,000            0
                                      1997           $40,000       47,000         9,000   100,000            0

                       Horizon 5      1999           $41,785        35,538        8,441    85,765            0
                                      1998           $41,000        50,000       10,000   109,000            0
                                      1997           $19,000        30,000        5,000    57,000            0

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Portfolio assets in accounts for which a firm provides administrative services and , effective January 1, 2000, at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees, in its discretion, may approve paying the fee to KDI at the annual rate of 0.25% on all Portfolio assets in the future.


Certain trustees or officers of the Fund are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund . It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Portfolio. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement and effective January 1, 1999 annual account fees of $10 ($18 for retirement plans) for set up charges and annual fees associated with the contingent deferred sales charge and an asset-based fee of 0.08% plus an out of pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Portfolios.

 . IFTC's fee is reduced by certain earnings credits in favor of the Portfolios.

The following shows for each Portfolio, for the fiscal year ended July 31, 1999, July 31, 1998 and July 31, 1997 the shareholder service fees IFTC remitted to KSvC.

                          Fiscal 1999                   Fiscal 1998                   Fiscal 1997
   Portfolio        Fees IFTC Paid to KSvC        Fees IFTC Paid to KSvC         Fees IFTC Paid to KSvC
   ---------        ----------------------        ----------------------         ----------------------


Horizon 20+                $1,202,000                    756,000                       224,000
Horizon 10+                 $788,000                     441,000                       179,000
Horizon 5                   $331,000                     167,000                        65,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.


PURCHASE AND REDEMPTION OF SHARES


As described in the Fund's prospectus, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Fund at the applicable net asset value per share of such Portfolio as described in the Fund's prospectus.


Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.


The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a Portfolio's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.


The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Portfolio's dividends constituting
"preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.


DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.


The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of a Portfolio's net investment income and net short-term and long-term capital gains as the Board of Trustees determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of a Portfolio's net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Portfolio paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Portfolio generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Portfolio must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the each Portfolio's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolios.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolios intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Portfolio on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Portfolio shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant in an employee retirement plan and the individual has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

The Portfolios may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Portfolios may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Portfolio would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Portfolio's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Portfolio level tax when distributed to shareholders as a dividend. Alternatively, the Portfolios may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by the Portfolios will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Portfolio's holding period for the option and, in the case of an exercise of the option, on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Portfolio's portfolio. If a Portfolio writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.

Many futures and forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by a Portfolio (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Portfolio's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Portfolio's portfolio.

Positions of the Portfolios consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolios' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

Positions  of a Portfolio  consisting  of at least one  position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Portfolio to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Portfolio enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Portfolio's taxable year, if certain conditions are met.

Similarly, if a Portfolio enters into a short sale of property that becomes substantially worthless, the Portfolio will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Portfolio holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. In addition, if a Portfolio invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Portfolios will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Portfolios are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Portfolio shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Portfolio or any other Kemper Mutual Fund listed in the prospectus under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Portfolio or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in shares of another Portfolio within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Portfolio's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


Shareholders of each Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolios issue to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.


PERFORMANCE


As described in the prospectus, each Portfolio's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class of each Portfolio.

Each Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

          Average Annual Total Return for the year ended July 31, 1999
                     (Adjusted for the maximum sales charge)

                                                 1-Year            Life of
                                                                   Fund*


Horizon 20+       Class A                       -1.77%             11.27%
                  Class B                        0.55              11.77
                  Class C                        3.24              12.10

Horizon 10+       Class A                       -0.67%             10.10%
                  Class B                        1.46              10.59
                  Class C                        4.29              10.90

Horizon 5         Class A                       -1.12%             7.39%
                  Class B                        1.24              8.05
                  Class C                        4.20              8.44

* Since 12/29/95.


Calculation of a Portfolio's total return is not subject to a standardized formula, except when calculated for purposes of the Portfolio's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charges were included.


A Portfolio's performance figures are based upon historical results and are not representative of future performance. Each Portfolio's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Portfolio are redeemable at the then current net asset value, which may be more or less than original cost.

Investors may want to compare the performance of a Portfolio to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Portfolio to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.


Investors may want to compare the performance of a Portfolio to the performance of two indexes, such as, in the case of the Horizon 10+ Portfolio, a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). For the percentage of a Portfolio's assets invested in each type of security, see "Investment Objectives, Policies and Risk Factors" in the Prospectus.


Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

From time to time the Portfolios may include in their sales communications, ranking and rating information received from various organizations, to include but not be limited to ratings from Morningstar, Inc. and rankings from Lipper Analytical Services, Inc.
("Lipper"), New York, New York, which is a mutual fund reporting service.

The following tables compare the performance of the Class A shares of each Portfolio over various periods with that of other mutual funds within the categories described below according to data reported by Lipper. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

                                                    Lipper Perfomance Analysis
                Horizon 20+ A Shares                 Flexible Portfolio Funds
                --------------------                 ------------------------


      One year (period ended 7/31/99) -1.77%                 10.09%


                                                    Lipper Perfomance Analysis
                Horizon 10+ A Shares                 Balanced Portfolio Funds
                --------------------                 ------------------------


      One year (period ended 7/31/99) -0.67%                  9.73%


                                                    Lipper Perfomance Analysis
                 Horizon 5 A Shares                   Income Portfolio Funds
                 ------------------                   ----------------------


       One year (period ended 7/31/99) -1.12%                  5.52%

OFFICERS AND TRUSTEES


The officers and trustees of the Fund, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI are listed below:


JAMES E. AKINS (10/15/26) , Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-76.


JAMES R. EDGAR (7/22/46), Trustee, 1927 County Road 150 E, Seymour, IL; Distinguished Fellow, University of Illinois Institute of Government and Public Affairs; formerly, Governor of the State of Illinois, 1991-1998; Illinois Secretary of State, 1981-1990; Director of Legislative Affairs, Office of the Governor of Illinois, 1979-1980; Representative in Illinois General Assembly, 1976-1979.


ARTHUR R. GOTTSCHALK (2/13/25) , Trustee, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27) , Trustee, 4010 Arbor Lane, Unit 402, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; formerly, Trustee of the Pilot Funds.


FRED B. RENWICK (2/1/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church of America.

JOHN G. WEITHERS (8/8/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University; Director, Systems Imagineering, Inc.

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside
Plaza,  Chicago,  Illinois;   Attorney,  Senior  Vice  President  and  Assistant
Secretary, Scudder Kemper.


THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.


ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.


LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63) Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).


*        "Interested persons" as defined in the Investment Company Act of 1940 .

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1998 fiscal year and the total compensation that the Kemper funds paid to such trustees during the calendar year 1998.



                                                             Total Compensation
                              Aggregate Compensation          Kemper Funds Paid
Name of Board Member                 From Fund              to Board Members(2)
--------------------                 ---------              -------------------

James E. Akins                           $                            $
James R. Edgar                           $                            $
Arthur R. Gottschalk(1)                  $                            $
Frederick T. Kelsey                      $                            $
Fred B. Renwick                          $                            $
John B. Tingleff                         $                            $
John G. Weithers                         $                            $


(1) Includes deferred fees pursuant to deferred compensation agreements with the Fund. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and prior fiscal years for this Fund are $_____ for Mr. Gottschalk.


(2) Includes compensation for service on the Boards of 13 Kemper funds, with 36 fund portfolios. Each trustee currently serves as a board member of 15 Kemper Funds with 51 fund portfolios. As of November 2, 1999, the officers and trustees of the Fund as a group owned less than 1% of each Portfolio.


Principal Holders of Securities


As of October 30, 1999 the following owned of record more than 5% of the outstanding stock of the Portfolios as set forth below.

HORIZON 20+

--------------------------------------------------------------------------------


                NAME                     CLASS              PERCENTAGE
                ----                     -----              ----------

--------------------------------------------------------------------------------

National Financial Services Corp.           B                  5.03%
200 Liberty Street
New York, NY  10281

--------------------------------------------------------------------------------

Scudder Kemper Investments                  I                  16.06%
Money Purchase Plan
345 Park Avenue
New York, NY  10154

--------------------------------------------------------------------------------

Scudder Kemper Investments                  I                  77.84%
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

--------------------------------------------------------------------------------

KSVC Non-Qualified Defined                  I                  5.35%
Contribution
LaSalle Nat. Bank, TTEE
811 Main Street
Kansas City, MO  64105

--------------------------------------------------------------------------------


HORIZON 10+



--------------------------------------------------------------------------------


                NAME                      CLASS              PERCENTAGE
                ----                      -----              ----------

--------------------------------------------------------------------------------

Prudential Trust                            A                  12.02%
FBO/Defined Contribution Plan
Customers
30 Scranton Office Park
Scranton, PA  18507

--------------------------------------------------------------------------------

National Financial Services Corp.           B                  8.95%
200 Liberty Street
New York, NY  10281

--------------------------------------------------------------------------------

Scudder Kemper Investments                  I                  13.01%
Money Purchase Plan
345 Park Avenue
New York, NY  10154

--------------------------------------------------------------------------------

Scudder Kemper Investments                  I                  61.69%
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

--------------------------------------------------------------------------------

ZKDI Inc. Non-Qualified Defined             I                  24.60%
Contribution
LaSalle Nat. Bank, TTEE
811 Main Street
Kansas City, MO  64105

--------------------------------------------------------------------------------

HORIZON 5+


-------------------------------------------------------------------------------


                NAME                    CLASS              PERCENTAGE
                ----                    -----              ----------

-------------------------------------------------------------------------------

National Financial Services Corp.         B                  8.45%
200 Liberty Street
New York, NY  10281

-------------------------------------------------------------------------------

First Union Securities                    B                  5.12%
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

-------------------------------------------------------------------------------

Investors Fiduciary Trust                 C                  5.55%
720 President Street
Brooklyn, NY  11215

-------------------------------------------------------------------------------

Donaldson, Lufkin, Jenrette               C                  6.73%
P.O. Box 2052
Jersey City, NJ  07303

-------------------------------------------------------------------------------

Scudder Kemper Investments                I                  10.11%
Money Purchase Plan
345 Park Avenue
New York, NY  10154

-------------------------------------------------------------------------------

Scudder Kemper Investments                I                  56.44%
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

-------------------------------------------------------------------------------

ZKI Inc. Non-Qualified Defined            I                  33.40%
Contribution
LaSalle Nat. Bank, TTEE
222 S. Riverside Plaza
Chicago, IL  60606

-------------------------------------------------------------------------------


SHAREHOLDER RIGHTS

The Fund is an open-end management investment company, organized on October 17, 1995 as a business trust under the laws of Massachusetts. The Fund generally is not required to hold meetings of the shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund, a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of the Fund at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders was represented on its scheduled date. Shareholders would in such a case be permitted to take action that does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters that under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.


D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc. Bond Ratings.


Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Ratings

AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds rated B are considered highly speculative. While these bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Duff & Phelps Rating Co. Bond Ratings

AAA. Bonds rated AAA have the highest rating assigned to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles.

BB. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

D. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or principal payments.

                              KEMPER HORIZON FUND

                           PART C. OTHER INFORMATION

Item 23.
--------

                              Exhibits:

                              (a)(1)            Agreement and Declaration of Trust. (Incorporated by reference to
                                                Registrant's Registration Statement on Form N-1A which was filed on October 17, 1995.)

                              (a)(2)            Written Instrument Amending the Agreement and Declaration of
                                                Trust.  (Incorporated by reference to Registrant's Registration
                                                Statement on Form N-1A which was filed on October 17, 1995.)

                              (a)(3)            Written Instrument Establishing and Designating Separate Classes
                                                of Shares.  (Incorporated by reference to Pre-effective Amendment
                                                No. 2 to Registrant's Registration Statement on Form N-1A filed on
                                                December 14, 1995.)

                              (a)(4)            Written Instrument Changing the Name of the Existing Series and
                                                Establishing and Designating Two Additional Series.  (Incorporated
                                                by reference to Pre-effective Amendment No. 2 to Registrant's
                                                Registration Statement on Form N-1A filed on December 14, 1995.)

                              (a)(5)            Written Instrument Changing the Name of the Series of the Trust.
                                                (Incorporated by reference to Pre-effective Amendment No. 2 to
                                                Registrant's Registration Statement on Form N-1A filed on
                                                December 14, 1995.)

                              (a)(6)            Amended and Restated Written Instrument Establishing and
                                                Designating Separate Classes of Shares.  (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's
                                                Registration Statement on Form N-1A filed on August 29, 1996.)

                              (b)               By-Laws. (Incorporated by reference to Pre-effective Amendment
                                                No. 2 to Registrant's Registration Statement on Form N-1A filed on
                                                December 14, 1995.)

                              (c)               Inapplicable.

                              (d)(1)            Investment   Management   Agreement.    (Incorporated   herein   by
                                                reference  to  Post-Effective   Amendment  No.  1  to  Registrant's
                                                Registration Statement on Form N-1A filed on August 29, 1996.)

                              (d)(2)            Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 20+ Fund.  (Incorporated by reference to
                                                Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)

                              (d)(3)            Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 10+ Fund.  (Incorporated by reference to
                                                Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)


                                 Part C - Page 1


                              (d)(4)            Investment Management Agreement dated December 31, 1997 on behalf of Kemper Horizon 5 Fund.  (Incorporated by reference to
                                                Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)

                              (d)(5)            Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 20+ Fund is filed herein.

                              (d)(6)            Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 10+ Fund is filed herein.

                              (d)(7)            Investment Management Agreement dated September 7, 1998 on behalf of Kemper Horizon 5 Fund is filed herein.

                              (e)(1)            Underwriting and Distribution Services Agreement.  (Incorporated
                                                by reference to Post Effective Amendment No. 2 to Registrant's
                                                Registration Statement on Form N-1A filed on November 17, 1997.)

                              (e)(2)            Underwriting and Distribution Services Agreement dated January 20,
                                                1998 on behalf of Kemper Horizon Fund.  (Incorporated by reference to Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)

                              (e)(3)            Underwriting and Distribution Services Agreement dated August 1,
                                                1998 on behalf of Kemper Horizon Fund.  (Incorporated by reference to Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)

                              (e)(4)            Underwriting and Distribution Services Agreement dated September
                                                7, 1998 on behalf of Kemper Horizon Fund.  (Incorporated by reference to Post-effective Amendment No. 3 to Registrant's
                                                Registration Statement on Form N-1A filed on November 30, 1998.)

                              (f)               Not applicable.

                              (g)(1)            Custodian Contract between Kemper Horizon Fund and State Street
                                                Bank and Trust Company dated March 22, 1999 is filed herein.

                              (g)(2)            Foreign   Custody   Agreement.   (Incorporated   by   reference  to
                                                Pre-effective   Amendment   No. 2  to   Registrant's   Registration
                                                Statement on Form N-1A filed on December 14, 1995.)

                              (h)(1)            Form of Selling Group Agreement.  (Incorporated by reference to
                                                Pre-effective Amendment No. 2 to Registrant's Registration
                                                Statement on Form N-1A filed on December 14, 1995.)

                              (h)(2)            Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 20+ Portfolio.  (Incorporated by
                                                reference to Post-effective Amendment No. 3 to Registrant's
                                                Registration Statement on Form N-1A filed on November 30, 1998.)


                                 Part C - Page 2


                              (h)(3)            Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 10+ Portfolio.  (Incorporated by
                                                reference to Post-effective Amendment No. 3 to Registrant's
                                                Registration Statement on Form N-1A filed on November 30, 1998.)

                              (h)(4)            Fund Accounting Services Agreement dated December 31, 1997, on behalf of Kemper Horizon 5 Portfolio.  (Incorporated by reference to Post-effective Amendment No. 3 to Registrant's Registration
                                                Statement on Form N-1A filed on November 30, 1998.)

                              (h)(5)            Agency  Agreement.  (Incorporated  by  reference  to  Pre-effective
                                                Amendment   No. 2  to   Registrant's   Registration   Statement  on
                                                Form N-1A filed on December 14, 1995.)

                              (h)(6)            Administrative  Services  Agreement.  (Incorporated by reference to
                                                Post-effective   Amendment  No.  2  to  Registrant's   Registration
                                                Statement on Form N-1A filed on November 17, 1997.)

                              (h)(7)            Supplement  to Agency  Agreement.  (Incorporated  by  reference  to
                                                Post-effective   Amendment  No.  2  to  Registrant's   Registration
                                                Statement on Form N-1A filed on November 17, 1997.)

                              (i)               Opinion of Counsel is filed herein.

                              (j)               Consent of Independent Accountants is filed herein.

                              (k)               Not applicable.

                              (l)               Not applicable.

                              (m)(1)            Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 20+ Fund.  (Incorporated by reference to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)

                              (m)(2)            Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 20+ Fund.  (Incorporated by reference to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)

                              (m)(3)            Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 10+ Fund.  (Incorporated by reference to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)

                              (m)(4)            Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 10+ Fund.  (Incorporated by reference to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)

                              (m)(5)            Rule 12b-1  Plan dated  August 1, 1998 for Class B shares on behalf of Horizon 5 Fund.  (Incorporated  by reference  to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)

                              (m)(6)            Rule 12b-1  Plan dated  August 1, 1998 for Class C shares on behalf of Horizon 5 Fund.  (Incorporated  by reference  to  Post-effective
                                                Amendment  No. 3 to  Registrant's  Registration  Statement  on Form
                                                N-1A filed on November 30, 1998.)


                                 Part C - Page 3

                                                Powers of Attorney for the following  Trustees are  incorporated by reference to Post  Effective  Amendment  No. 2 to the  Registration
                                                Statement:  James E.  Atkins,  Arthur R.  Gottschalk,  Frederick T.
                                                Kelsey,  Frederick  B.  Renwick,  John  B.  Tingleff,  and  John G.
                                                Weithers.

                                                Power of Attorney for James R. Edgar is filed herein.

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  Inapplicable.

Item 25.          Indemnification.
--------          ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*


                                 Part C - Page 4

                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo

                                 Part C - Page 5

                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg


         *        Two International Place, Boston, MA
         X        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         Xxx      Grand Cayman, Cayman Islands, British West Indies
         Oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         Xx       222 S. Riverside, Chicago, IL
         O        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.  Principal Underwriters.
--------  -----------------------

         (a)

Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None


                                 Part C - Page 6

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)      Not applicable.

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  All such accounts, books and other documents are maintained at the offices of the Registrant, the offices of the investment manager, Scudder Kemper Investments, Inc. and the principal underwriter, Scudder Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60603, at the offices of the custodian and transfer agent, Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or at the offices of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Not applicable.

Item 30.          Undertakings.
--------          -------------

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                 Part C - Page 7

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 22nd day of November, 1999.



                                           By: /s/Mark S. Casady
                                               ---------------------
                                               Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 22nd day of November, 1999 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/Thomas W. Littauer                       Chairman and Trustee
--------------------------------------
Thomas W. Littauer*

/s/James E. Akins                           Trustee
--------------------------------------
James E. Akins*

/s/James R. Edgar                           Trustee
--------------------------------------
James R. Edgar*

/s/Arthur R. Gottschalk                     Trustee
--------------------------------------
Arthur R. Gottschalk*

/s/Frederick T. Kelsey                      Trustee
--------------------------------------
Frederick T. Kelsey*

/s/Fred B. Renwick                          Trustee
--------------------------------------
Fred B. Renwick*

/s/John G. Weithers                         Trustee
--------------------------------------
John G. Weithers*

/s/John R. Hebble                           Treasurer (Principal Financial
--------------------------------------
John R. Hebble                              and Accounting Officer)

*By:     /s/Philip J. Collora
         ------------------------
         Philip J. Collora**

**   Attorney-in-fact pursuant to powers of
     attorney contained in the signature pages of Post Effective Amendment No. 2 to the Registration
     Statement, filed November 17, 1997 and in the signature
     Post Effective Amendment No. 5 to the Registration
     Statement, filed herein.

                            LIMITED POWER OF ATTORNEY
                            -------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Horizon Fund, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: May 27, 1999
       ------------
                                            /s/James R. Edgar
                                            ---------------------------
                                            James R. Edgar
                                            Trustee

                            LIMITED POWER OF ATTORNEY
                            -------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Horizon Fund, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: June 30, 1999
       -------------
                                            /s/Thomas W. Littauer
                                            ---------------------------
                                            Thomas W. Littauer
                                            Trustee

                                                              File No. 33-63467
                                                              File No. 811-7365

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   EXHIBITS

                                      TO

                                   FORM N-1A

                        POST-EFFECTIVE AMENDMENT NO. 5
                           TO REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      AND

                                AMENDMENT NO. 7

                           TO REGISTRATION STATEMENT

                                     UNDER

                      THE INVESTMENT COMPANY ACT OF 1940




                              KEMPER HORIZON FUND

                              KEMPER HORIZON FUND

                                 EXHIBIT INDEX

                                Exhibit (d)(5)

                                Exhibit (d)(6)

                                Exhibit (d)(7)

                                Exhibit (g)(1)

                                  Exhibit (i)

                                  Exhibit (j)